LAZARD RETIREMENT SERIES, INC.

Supplement to Prospectus dated May 1, 2005

Andrew D. Lacey, J. Richard Tutino and Nicholas Sordoni are primarily responsible for the day-to-day management of the assets of Lazard Retirement Equity Portfolio (the "Portfolio"), a Portfolio of Lazard Retirement Series, Inc. The Portfolio will continue to be managed on a team basis.

Principal Portfolio Managers

The following are the principal persons primarily responsible for the day-to-day management of the assets of the Portfolio. This information replaces any contrary information contained in the Prospectus.

Retirement Equity Portfolio—Andrew D. Lacey and J. Richard Tutino (each since May 2003) and Nicholas Sordoni (since May 2005)

Biographical Information of Principal Portfolio Managers

The "Biographical Information of Principal Portfolio Managers" section on page 25 of the Prospectus is replaced in its entirety as follows:

Michael A. Bennett. Mr. Bennett is a Managing Director of the Investment Manager, which he joined in July 1992.

Christopher H. Blake. Mr. Blake is a Managing Director of the Investment Manager, which he joined in 1995.

Gabrielle M. Boyle. Ms. Boyle is a Senior Managing Director of the Investment Manager, which she joined in November 1993.

Gary Buesser. Mr. Buesser is a Senior Vice President and portfolio manager of the Investment Manager, which he joined in April 2000.

James M. Donald. Mr. Donald is a Managing Director of the Investment Manager, which he joined in 1996.

Robert A. Failla. Mr. Failla is a Vice President, portfolio manager and analyst of the Investment Manager, which he joined in 2003. Previously, he was with AllianceBernstein.

Andrew D. Lacey. Mr. Lacey is a Deputy Chairman of the Investment Manager, which he joined in 1996.

Patrick M. Mullin. Mr. Mullin is a Director of the Investment Manager, which he joined in 1998.

Brian Pessin. Mr. Pessin is a Director of the Investment Manager, which he joined in 1999.

Michael Powers. Mr. Powers is a Managing Director of the Investment Manager, which he joined in 1990.

John R. Reinsberg. Mr. Reinsberg is a Deputy Chairman of the Investment Manager, which he joined in 1992.

Nicholas Sordoni. Mr. Sordoni is a Vice President of the Investment Manager, which he joined in 2002. Previously, he was an Equity Research Associate at Credit Suisse First Boston covering the health care industry.

J. Richard Tutino. Mr. Tutino is a Managing Director of the Investment Manager, which he joined in 1997.

May 5, 2005